UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2016 (April 26, 2016)

Cumberland Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(615) 255-0068
Not Applicable
____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 26, 2016, the annual meeting of shareholders of Cumberland Pharmaceuticals Inc. (the "Company") was held in Nashville, Tennessee. The following matters were voted upon and approved by the Company's shareholders:
(1) the election of three (3) Class III Directors to the Board of Directors; and
(2) the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.
The voting results were as follows:

	For	Against	Withheld	Abstentions	Broker Non-Votes
A. J. Kazimi	11,051,950	—	287,213	—	2,903,970
Martin E. Cearnal	10,970,273	—	368,890	—	2,903,970
Gordon R. Bernard	11,037,493		301,670		2,903,970
Appointment of KPMG LLP as the Company's independent registered public accounting firm	14,111,693	128,409	—	3,031	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

April 29, 2016	By: Michael Bonner

Name: Michael Bonner
Title: Chief Financial Officer